                                                                   EXHIBIT 10.26

                            BANQUE NATIONALE DE PARIS
                              SAN FRANCISCO BRANCH




                                 August 21, 1998







Corixa Corporation
Attn.: Ms. Michelle Burris
        Vice President of Finance
        and Administration
1124 Columbia Street, Suite 464
Seattle, WA 98104

      RE:   CONFIRMATION LETTER - PURCHASE OF $7,000,000 LOAN FACILITY

Dear Ms. Burris:

      This will confirm that BANQUE NATIONALE DE PARIS, a French banking corporation acting through its San Francisco Branch (the "Bank"), has purchased from The Sumitomo Bank, Limited ("Sumitomo"), 100% of that certain loan facility available to CORIXA CORPORATION, a Delaware corporation ("Borrower"), in the aggregate principal amount of up to $7,000,000, including all of Sumitomo's interest in, and all of Borrower's obligations in respect of, any and all loans made thereunder, as evidenced by and including all of the following documents and agreements:

      1. That certain Loan Agreement, dated as of December 29, 1997 (the "Loan Agreement"), by and between Borrower and Sumitomo, concerning the Loan;

      2. That certain Irrevocable Instructions and Power of Attorney, dated as of December 29, 1997 (the "Irrevocable Transfer Instructions"), by and among Borrower, Sumitomo, and Wells Fargo Bank, N.A., as account holder (the "Account Holder"), concerning that certain Wells Fargo Investment Management Account No. 358-213128; and

      3. Concerning that certain Custodial Investment Account No. 658258 (the "Former Custodian Account") maintained at Sumitomo Bank of New York Trust Company ("Sumitomo



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Corixa Corporation
August 21, 1998
Page 2


Trust"), (a) that certain Custodian Agreement - Company Account, dated December 29, 1997 (the "Custodian Agreement"), between Borrower and Sumitomo Trust, (b) that certain Restricted Account and Security Agreement, dated as of December 29, 1997 (the "Security Agreement"), by and among Borrower, Sumitomo, and Sumitomo Trust, and (c) that certain Collateral Bailment Agreement, dated as of December 29, 1997 (the "Bailment Agreement"), by and among Borrower, Sumitomo, and Sumitomo Trust.

      The foregoing described documents and agreements, together with all documents and agreements incident thereto, and as modified by the Assignment Agreement (hereinafter described), are collectively referred to in this letter (this "Confirmation Letter") as the "Loan Documents."

      In connection with such purchase, the Bank has been substituted in the place and stead of Sumitomo, and BANK OF THE WEST, acting by and through its Trust and Investment Services Division ("BOW") has been substituted in the place and stead of Sumitomo Trust, under the Loan Documents, in accordance with and subject to the terms and conditions of that certain Purchase Agreement, dated as of even date herewith, between Sumitomo and the Bank, and that certain Assignment and Assumption Agreement, dated as of even date herewith (the "Assignment Agreement"), by and among Sumitomo, Sumitomo Trust, Borrower, Account Holder, the Bank, and BOW. Accordingly, all of Borrower's obligations to Sumitomo and Sumitomo Trust under and in respect of the Loan Documents have been purchased by and assigned to the Bank and to BOW, respectively.

      In light of the foregoing, we wish to clarify the following described terms of the Loan Documents.

A.    THE LOAN AGREEMENT.

      This will confirm that, from and after the date hereof and until otherwise modified in writing in accordance with its terms, the terms of the Loan Agreement shall reflect the following:

      1. Concerning requests for funding, Schedule 2.1(b) to the Loan Agreement (entitled "Election Notice") shall be revised as set forth in Attachment 1 hereto.

      2. Concerning payments, the first sentence of Section 2.3(b) of the Loan Agreement shall read as follows:

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Corixa Corporation
August 21, 1998
Page 3


            The Borrower shall make all payments hereunder in U.S. Dollars and in immediately available funds via wire transfer (or as the Bank may otherwise notify the Borrower in writing hereafter), as follows:

            To:         Federal Reserve Bank of New York
            BNF:        BNP San Francisco, Attn.: Peggy Tatum
            RFB:        [principal paydown/commitment fee/interest payment etc.]
            OBI:        Corixa Corporation
            ABA No.:    14334000176 Banque Nationale de Paris

      3. Concerning addresses for notices, requests, reports and other communications, Section 9.7 of the Loan Agreement shall be modified by deleting the addresses for the Bank and Bank's Counsel set forth therein and by replacing them with the following:

            If to Bank:                  Banque Nationale de Paris
                                         San Francisco Branch
                                         180 Montgomery Street
                                         San Francisco, CA 94104
                                         Attn.: Katherine Wolfe, Vice President
                                         Telephone: (415) 956-0707
                                         Facsimile: (415) 296-8954

            If to Bank's Counsel:        Lillick & Charles LP
                                         Two Embarcadero Center, Suite 2700
                                         San Francisco, CA 94111
                                         Attn.: Harry Pfeifer or David Serepca
                                         Telephone: (415) 984-8200
                                         Facsimile: (415) 984-8300

      4. All of Borrower's indemnity obligations contained the Loan Agreement, including but not limited to Section 2.5 (entitled "Indemnification; Increased Costs"), Section 2.7 (entitled "Change in Legality"), Section 5.4 (entitled "Fees and Expenses"), Section 5.7 (entitled "Certain Taxes"), and
Section 9.1 (entitled "Indemnity; Additional Fees"), shall run directly and exclusively to Banque Nationale de Paris.

B.    THE CUSTODIAN AGREEMENT AND THE CUSTODIAN ACCOUNT.

      This will further confirm that, from and after the date hereof:

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Corixa Corporation
August 21, 1998
Page 4


      1. Concerning the Custodian Account, this will confirm that such Custodian Account is being contemporaneously transferred to BOW, and BOW has opened Custodial Investment Account No. 80-3006-00 (the "New Custodian Account"). Therefore, all references in the Loan Documents to the Former Custodian Account shall, from and after the date hereof, mean and refer to the New Custodian Account at BOW.

      2. Concerning the New Custodian Account, this will confirm that the fee for maintaining such account shall be $1,000 per annum, four years advance payment of which you have paid to Sumitomo Trust and which is being contemporaneously transferred to BOW; provided, however, that from and after the date on which the Bank makes a Demand (as defined in and under the Irrevocable Transfer Instructions, as modified as of the date hereof), Borrower shall pay custodial account fees in accordance with BOW's Custodial Agency Account Fee Schedule, a copy of which is set forth in Attachment 2 hereto. This will further confirm that the foregoing fee arrangement replaces Schedule 1 to the Custodian Agreement.

      3. Concerning the choice of law to govern the interpretation of the Custodian Agreement, this will confirm that Section 18 thereof shall be replaced with the following:

            18. This Agreement is to be governed by and construed in accordance with the internal laws of the State of California.

      4. The terms and conditions of the Custodian Agreement may not be amended or otherwise modified by Borrower, except as and to the extent approved in writing by BOW and by Banque Nationale de Paris.

      5. Concerning the location of physical securities pursuant to Section 2 of the Custodian Agreement, this will confirm that the following sentence shall be added to this provision:

      Registered securities shall be held in the name of the Custodian, the Custodian's Depository, or the Custodian's Nominee.

C.    THE SECURITY AGREEMENT.

      This will confirm that the terms of the Security Agreement, from and after the date hereof and until otherwise modified in writing in accordance with the terms of the Security Agreement, shall reflect the following:

      1. Concerning the choice of law to govern the interpretation of the Security Agreement, this will confirm that Section 5.2 thereof shall be replaced with the following:

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Corixa Corporation
August 21, 1998
Page 5


            5.2 Governing Law. This Agreement, and the rights of the parties hereunder, shall be governed by and construed in accordance with the internal laws of the State of California.

      2. Borrower pledges, transfers and assigns to Banque Nationale de Paris, and grants to such Bank a first priority security interest in and to and lien upon, (a) the New Custodian Account and (b) all of Borrower's right, title and interest therein, and in all tangible and intangible property, including but not limited to all investment property and all money, now or hereafter therein, and all proceeds thereof or therefrom, together with (c) all of Borrower's rights now or hereafter existing against BOW and Investment Services, as Bailee, with respect to the foregoing and the collateral described on Exhibit 2.3 to the Security Agreement, which is incorporated herein by this reference, and maintained from time to time in the New Custodian Account, all of which shall constitute the "Collateral," as such term is used in the Loan Documents. All references to and use of the term "Collateral" in the Loan Documents shall, from and after the date hereof, mean and refer to the property described in this paragraph.

      3. All of Borrower's indemnity obligations contained in the Security Agreement, including but not limited to Section 4.4 (entitled
"Indemnification"), shall run directly and exclusively to Banque Nationale de Paris.

D.    THE BAILMENT AGREEMENT.

      This will confirm that the terms of the Bailment Agreement, from and after the date hereof and until otherwise modified in writing in accordance with the terms of the Bailment Agreement, shall reflect the following:

      1.    Concerning the duties of the Bailee under the Bailment Agreement,
Section 3.5 thereof shall provide as follows:

            3.5 [Bailee will, unless Bank waives compliance in writing:] Hold or cause to be held any instruments or certificates representing any Collateral only in the State of California[.]

      2. Concerning the choice of law to govern the interpretation of the Bailment Agreement, Section 5.3 thereof shall be replaced with the following:

            5.3 This Agreement shall be governed by, construed and interpreted under the internal laws of the State of California.

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Corixa Corporation
August 21, 1998
Page 6


      3. Concerning the addresses for notices to Bailee and the Bank under and in respect of the Bailment Agreement (found on the signature page thereof), such addresses shall be as follows:

            If to Bailee:              Bank of the West
                                       Trust and Investment Services Division
                                       50 West San Fernando Street
                                       San Jose, CA 95113
                                       Attn.: Clarence Herndon
                                       Telephone: (408) 998-6860
                                       Facsimile: (408) 971-0933

            If to Bank:                Banque Nationale de Paris
                                       San Francisco Branch
                                       180 Montgomery Street
                                       San Francisco, CA 94104
                                       Attn.: Katherine Wolfe or Mark McElwain
                                       Telephone: (415) 956-0707
                                       Facsimile: (415) 296-8954

E.    MISCELLANEOUS.

      1. By countersigning and returning this Confirmation Letter where indicated below, Borrower acknowledges and agrees to all of the terms and conditions contained herein, as of the date first written above. Borrower further ratifies, reaffirms and remakes as of the date hereof, each representation and warranty and each covenant, including but not limited to each financial covenant, contained in the Loan Documents, as if each were set forth herein in full. Borrower further acknowledges Sumitomo's delivery of notice in accordance with and in satisfaction of Section 9.13(c) of the Loan Agreement. Borrower agrees that, except as and to the extent expressly modified hereby, the Loan Documents are and shall at all times remain in full force and effect.

      2. Any capitalized term used in this Confirmation Letter and not specifically defined herein shall have the meaning assigned to such term in the Loan Agreement. In the event there exists any conflict between the definitions, terms or provisions contained in this Confirmation Letter and any Loan Document, the terms of this Confirmation Letter shall control.

                                       Very truly yours,

                                       BANQUE NATIONALE DE PARIS

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Corixa Corporation
August 21, 1998
Page 7


                                       By  /s/WILLIAM J. HERRAN
                                           -------------------------------------
                                           Name: William J. Herran
                                           Title:    Vice President


                                       By  /s/MARK McELWAIN
                                           -------------------------------------
                                           Name:  Mark McElwain
                                           Title:    Assistant Vice President
ACKNOWLEDGED AND AGREED:

CORIXA CORPORATION


By  /s/MICHELLE BURRIS
    -------------------------------------
    Name:  Michelle Burris
    Title:    VP - CFO

BANK OF THE WEST,
acting by and through its Trust
and Investment Services Division,
as Custodian and Bailee


By  /s/CLARENCE WHERNDON
    -------------------------------------
    Name: Clarence Wherndon
    Title:   Vice President, & Trust Officer


By  /s/DIANA M. SAIDIN
    -------------------------------------
    Name:  Diana M. Saidin
    Title:    Vice President & Trust Officer

                                                                    Attachment 1
                   to Confirmation Letter - Purchase of $7,000,000 Loan Facility REVISED SCHEDULE 2.1(b) TO LOAN AGREEMENT

                                 ELECTION NOTICE

VIA FACSIMILE TRANSMISSION (415/296-8954)

TO:     BANQUE NATIONALE DE PARIS, SAN FRANCISCO BRANCH

DATE:   ________ ___, ____

RE:     CORIXA CORPORATION

Gentlemen and Ladies:

      This Election Notice is delivered to you pursuant to Section 2.1(b) and/or
(d) of the Loan Agreement, dated as of December 29, 1997 (as modified as of August __, 1998, and together with all amendments, if any, from time to time made thereto, the "Loan Agreement"), by and among Corixa Corporation (the "Borrower") and Banque Nationale de Paris, San Francisco Branch (the "Bank"), assignee of The Sumitomo Bank, Limited.

      Unless otherwise specifically defined herein or unless the context otherwise requires, capitalized terms used herein have the meanings provided therefor in the Loan Agreement. The undersigned Borrower hereby gives you irrevocable notice of the activity specified below:

      1.    Effective Date:

      2.    Activity Requested:

            a.    New Borrowing   $____________  Prime_____________  LIBOR

            b.    Continuation    $____________  LIBOR Only

            c.    Conversion:
                  (i)    Prime to LIBOR          $
                  (ii)   LIBOR to Prime          $

            d.    Repayment        $

      3. Duration of interest period for LIBOR rate loans (one, two, three, six or, if available, twelve months): ____________ months.

Election Notice
_______ ___, ____
Page 2

      The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the proposed
Borrowing/Continuation/Conversion date, before and after giving effect thereto and to the application of the proceeds therefrom:

      a.    The representations and warranties of the Borrower contained in
            Article III of the Loan Agreement are true and correct in all material respects as though made on and as of the Borrowing/Continuation/Conversion date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they are true and correct as of such earlier date);

      b. No Trigger Event has occurred and is continuing, or would result from such proposed Borrowing/Continuation/Conversion; and

      c. No Default or Event of Default has occurred and is continuing, or would result from such proposed Borrowing/Continuation/Conversion.

      Please wire transfer the proceeds of the Borrowing to the account(s) at the financial institution(s) indicated below:

      Wire Amount:
      Receiving Bank:
      City/State:

      ABA Number:
      For Credit to:
      Reference:


                                       CORIXA CORPORATION



                                       By
                                         Name:
                                         Title:


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                                                                    Attachment 2
                   to Confirmation Letter - Purchase of $7,000,000 Loan Facility

                    REVISED SCHEDULE 1 TO CUSTODIAN AGREEMENT



          [BOW's Custodial Agency Account Fee Schedule to be attached.]

         BANK OF THE WEST [logo]                     Trust & Investment Services
Division



                      Custodial Agency Account Fee Schedule


Acceptance Fee:  $500 Minimum
                 Additional charges $125 per hour

Base Fee:        $450

Ad Valorem Fee:  First $5 Million         10%
                 Over $5 Million          Negotiated

Trade Fees:      $15   - Maturities/Redemptions
                 $75   - Limit Orders
                 $30   - DTC, Non-DTC, Mutual Funds
                 $100  - Options

Minimum Fee:     $2,500 including base fee

Termination Fee: $500 Minimum - plus security transfer fees ($25 per asset)
                  Additional charges billed at $125 per hour A full year's fee will be projected and charged if the account terminates within the first year of operation.

                   All fees are calculated and charged monthly

                                      ****

                   See Page 2 - Special service fees may apply






ACCEPTED BY:

-----------------------------------------
(Signature)                        (Date)



-----------------------------------------
(Signature)                        (Date)





Bank of the West reserves the right to adjust its fee schedule from time to time upon 60 days notice.


Revised 4/98                     Page 1 of 2


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BANK OF THE WEST [logo]                     Trust & Investment Services
Division

                              SPECIAL SERVICE FEES
ASSET FEES
Limited Partnerships          $125 per asset per year
                              Plus annual appraisal fees

GNMAs, FNMAs, CMOs            $100 per asset per year

Notes & Mortgages             $150 setup fee per asset
                              $75 per asset per year

Closely Held Securities       $50 per asset per year

Insurance Policies            $40 per asset per year

Real Estate                   $250 setup fee per asset
                              Tri-annual appraisals-actual cost
                              (no appraisal required for grantor occupied residence) $300 per year holding fee for personal residence (grantor occupied)

Non Bank CDs                  $50 per asset per year

Oil/Mineral/Gas
(Producing/non-producing)     $125 per asset per year

SERVICE FEES
Bookkeeping Fee               $250 or $500 minimum per year depending on
                              activity level (covers bill paying, rent collection, payroll, excess transactions) $50 per discretionary distribution request in excess of 4 per year

Tax Preparation               $525 - standard state & federal fiduciary returns
                              (an additional fee is charged for more complex tax
                              Preparation)

Sub-Account Fee               $500 per sub-account per year

Wire Transfer Fees            $30 per outgoing wire

Stop Payments                 No Fee - 10 calendar day waiting period
                              $25 per stop payment before the 10 day waiting period

OD/Client Responsibility      $25 per occurrence - use of funds changes may
                              apply

Extra Statements              $25 each - quarterly cycle
(2 included w/each account)   $15 each - monthly cycle

Investment Reviews            $25 each - quarterly cycle
                              $15 each - monthly cycle

Statement of Investment
  Performance                 $175 per year - quarterly reporting
                                             ****
Other fees may apply for special and extraordinary services provided. Such services may include but are not limited to, acquisition of real property through foreclosure and its maintenance and sale, litigation, arbitration, mediation, audits, preparation of special or customized reports, research, and extraordinary travel. Out of pocket expenses (i.e. Federal Express, certified mail, stock certification fees, etc.) will be reimbursed at cost.

Revised 4/98                  Page 2 of 2